----------------------------
EMERGING MARKET FIXED INCOME
----------------------------

ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

Annual Report
August 31, 2001




Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.



LETTER TO SHAREHOLDERS
October 17, 2001

Dear Shareholder:

This report provides performance, investment strategy and outlook for Alliance Global Dollar Government Fund (the "Fund") for the annual reporting period ended August 31, 2001.

Investment Objectives And Policies
This open-end fund is designed to provide investors with a high level of current income and, secondly, capital appreciation. To achieve its objectives, the Fund invests primarily in a non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. The majority of the Fund's assets are invested in securities with low credit ratings.

Investment Results
The following table shows how the Fund performed over the past six- and 12-month periods ended August 31, 2001. For comparison, we have included the returns for the unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which provides a broad measure of the performance of a basket of emerging market debt securities.


INVESTMENT RESULTS*
Periods Ended August 31, 2001
                                  Total Returns
                             6 Months         12 Months
                             --------         ---------
Alliance Global Dollar
Government Fund
  Class A                     -0.28%            1.55%
  Class B                     -0.79%            0.63%
  Class C                     -0.79%            0.63%

J.P. Morgan Emerging
Markets Bond Index Plus        0.41%            4.21%

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of August 31, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

     The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks


_______________________________________________________________________________
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 1


the traded market for U.S. dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including Alliance Global Dollar Government Fund.

     Additional investment results appear on pages 6-9.


Investment Results
The Fund underperformed the benchmark for the six-month period ended August 31, 2001. The primary source of underperformance resulted from the Fund's selective corporate credit holdings as well as its overweighting in Argentina. A slowing global economy, increase in risk aversion and continued weakness in the emerging corporate debt markets, particularly in the telecommunications sector, negatively affected performance in our corporate holdings. In addition, the long duration of the Fund's corporate holdings also detracted from performance. As discussed in our market review section in detail, concerns about Argentina's debt sustainability during the period resulted in Argentina underperforming.

Contributing positively to performance was our security selection and our decision to underweight Brazil which performed poorly during the period. Brazil (-3.62%) was the second worst sovereign performer behind Argentina (-19.75%). Brazil has been negatively affected by financial contagion from its neighbor, Argentina, as well as the general global economic slowdown. Political uncertainty with elections scheduled in mid-October also raised both the sovereign risk premium and volatility in their financial markets. In addition, prospects for tighter and more expensive financing conditions weakened the Brazilian real (Brazil's currency) and renewed concerns about their large financing needs.

The Fund's performance was also helped by our decision to overweight Russia and our security selection. Benefiting from continued economic reforms, positive growth and friendlier ties to the United States, Russia (+22.37%) posted the single best individual country returns during the reporting period.

Investment Strategy
During the period, we reduced the Fund's holdings in Brazil to an underweight as their economy weakened and contagion spread from Argentina. As mentioned in the investment results and market overview sections, Brazil has been negatively affected by financial contagion from Argentina, as well as the general global economic slowdown. We believed Brazil was particularly susceptible to a global recession and heightened risk aversion.

We also reduced the Fund's allocation to Mexican debt. Mexico's economy is more closely tied to the U.S. economy than that of Latin America. The slowdown in the U.S. therefore would have a more significant and direct impact on Mexico, increasing the risk of recession there. As in the U.S., Mexican consumption remained resilient until mid-


_______________________________________________________________________________
2 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND


year but softened thereafter, exacerbating the contraction in their economy.

Given the general weakness and lack of investment opportunities in Latin American countries, we focused attention on other regions we believed would perform well. We added to our Russian debt during the period resulting in a significant overweight compared to the benchmark. As the rest of the global economy slowed, Russia experienced broad economic growth and posted the best individual country performance in the emerging-market debt sector.

During the reporting period, we also increased the Fund's allocation to the Philippines, Turkey and the Ukraine. We modestly reduced the Fund's overall holdings in emerging-market corporate debt.

Market Overview
Global economic growth continued to decelerate since our last report six months ago. In the U.S., restrained capital spending, inventory reductions, shrinking investment and weaker export performance significantly slowed the economy. With underlying inflationary pressures subdued, the U.S. Federal Reserve lowered interest rates 200 basis points from 5.50% to 3.50% to help stimulate the economy. Growth for the first half of 2001 slowed to 0.8%, compared to 1.6% in the last half of 2000.

The emerging markets sector, as measured by the J.P. Morgan Emerging Market Bond Index Plus, produced an anemic 0.41% return during the period due to negative returns in Argentina and spillover weakness in Brazil. Although other emerging-market regions posted positive returns, Argentina and Brazil significantly dampened the overall composite return since together they represent a 40% weight within the index. The reporting period saw a wide divergence between Latin (-4.93%) and non-Latin American (+14.96%) countries.

Concern about Argentina's debt sustainability during the period caused their bond prices to decline and resulted in the poorest individual country return within the index (-19.75%). The country's credit rating was lowered twice in the month of July on concern the government would default on its $130 billion debt. However, Argentina retraced some of its losses and was the best monthly performer in August on the announcement of an International Monetary Fund (IMF) bailout package and signals of willingness of the U.S. Treasury to support Argentina. Bank deposits which began to erode in mid-summer began to return late in the reporting period, however consumer confidence remained at its low for the year.
Prospects for Argentina currently hinge on Finance Minister Cavallo's announced economic measures to cut spending and balance Argentina's budget as well as a rebound in confidence and economic growth. Looking forward, the fourth quarter should be a particularly challenging period as the government may have to consider politically sensitive measures to meet their zero-deficit target. After the Congressional elections in mid-October, the


_______________________________________________________________________________
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 3


government has the arduous task of negotiating a 2002 budget which will inevitably include spending cuts.

Weakness in neighboring Brazil also dampened overall returns in the emerging markets resulting in the second worst individual country return at -3.62%. Volatility in Argentina and the broader external environment will likely remain the key drivers of asset prices in Brazil. Turkey, which had posted weak results early in the year amidst a financial crisis in February rebounded (+9.1%) as the IMF and World Bank provided a favorable financing package. Other individual countries posting positive returns included Russia at +22.37%, which continues to benefit from economic reforms, Colombia at +15.7% and Qatar at +14.9%.

Sentiment regarding Ecuador remained positive as they continue to exceed IMF targets. Ecuador, growing at 5% with tax revenues increasing and posting a fiscal surplus, is perhaps the only Latin American country credit with fundamentals improving.

Outlook
Given the events of September 11, our economic outlook has changed significantly. Our expectations now are for the U.S. economy to experience very weak growth in the second half of 2001, with a recovery beginning in the first quarter of 2002, becoming sustainable and expandable in the second quarter of 2002. We expect nominal GDP growth in the U.S. to fall to 0.6% in the third quarter becoming negative (-0.9%) in the fourth quarter.

Highly stimulative monetary and fiscal policies are under way. Through October 15, 2001, the Fed has reduced rates to 2.50%. This includes the 50 basis point cut announced on October 2, 2001 the ninth reduction of the year. This brought rates to their lowest in four decades in an attempt to boost business and consumer spending following the attacks. We expect additional rate cuts as central banks suggest further cuts may be possible in the coming months.

The slowing global economy and increased risk aversion will present challenges to the emerging markets sector. We believe, however, that near-term deterioration in economic conditions will in time be supplanted by the affects of a massive fiscal stimulus and extremely accomodative monetary policy. While the recent attacks in the U.S. will have a negative effect on growth, the strengthening of relations between the U.S. and its allies may have a positive effect. The attacks have also increased the likelihood of continued G7 support for emerging economies. We continue to be concerned about the challenging economic and political situation in Argentina as well as Turkey and will continue to monitor troubled regions closely while also looking for opportunities.


_______________________________________________________________________________
4 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND


Thank you for your continued interest and investment in Alliance Global Dollar Government Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


John D. Carifa
Chairman


Wayne D. Lyski
President


Portfolio Manager, Wayne D. Lyski, oversees fixed-income investments at Alliance and manages assets in both domestic and international markets. Mr. Lyski has over 27 years of investment experience.


_______________________________________________________________________________
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 5


PERFORMANCE UPDATE


ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
GROWTH OF A $10,000 INVESTMENT
2/28/94* TO 8/31/01


J.P. Morgan Emerging Markets Bond Index Plus:  $23,109
Alliance Global Dollar Government Fund Class A:  $18,442

[The following table was depicted as a mountain chart in the printed material.]

                      Alliance Global Dollar         J.P. Morgan Emerging
                         Government Fund            Markets Bond Index Plus
-------------------------------------------------------------------------------
     2/28/94               $ 9,579                            $10,000
     8/31/94               $ 9,218                            $ 9,577
     8/31/95               $ 9,081                            $ 9,996
     8/31/96               $12,572                            $13,837
     8/31/97               $16,347                            $18,042
     8/31/98               $10,042                            $12,653
     8/31/99               $12,993                            $16,508
     8/31/00               $18,157                            $22,176
     8/31/01               $18,442                            $23,109


This chart illustrates the total value of an assumed $10,000 investment in Alliance Global Dollar Government Fund Class A shares (from 2/28/94 to 8/31/01) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds.

When comparing Alliance Global Dollar Government Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Global Dollar Government Fund.


* Closest month-end after Fund's Class A share inception date of 2/25/94.


_______________________________________________________________________________
6 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND


PERFORMANCE UPDATE


ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 8/31

                             [BAR CHART OMITTED]


     Alliance Global Dollar Government Fund--Yearly Periods Ended 8/31
---------------------------------------------------------------------------
                       Alliance Global Dollar        J.P. Morgan Emerging
                          Government Fund           Markets Bond Index Plus
---------------------------------------------------------------------------
     8/31/94*                  -3.77%                        -4.23%
     8/31/95                   -1.48%                         4.38%
     8/31/96                   38.47%                        38.42%
     8/31/97                   30.04%                        30.39%
     8/31/98                  -38.56%                       -29.87%
     8/31/99                   29.40%                        30.47%
     8/31/00                   39.76%                        34.33%
     8/31/01                    1.55%                         4.21%

Past performance is no guarantee of future results. The Fund's investment results are total returns for Class A shares and are based on the Fund's net asset value (NAV). Total returns for Class B and Class C shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds.

The index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Global Dollar Government Fund.


* The Fund's return for the period ended 8/31/94 is from the Fund's inception date of 2/25/94 through 8/31/94. The benchmark's return for the period ended 8/31/94 is from 2/28/94 through 8/31/94.


_______________________________________________________________________________
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 7


PORTFOLIO SUMMARY
August 31, 2001


INCEPTION DATES                        PORTFOLIO STATISTICS
Class A Shares                         Net Assets ($mil): $191.1
2/25/94
Class B Shares
2/25/94
Class C Shares
2/25/94


SECURITY TYPE BREAKDOWN                [PIE CHART OMITTED]
    74.3%   Sovereign
    11.9%   Corporate
    10.0%   Brady Bonds
     0.8%   Loan Participation
     0.2%   Common Stock
     0.1%   Rights &Warrants
     2.7%   Short Term


COUNTRY BREAKDOWN                      [PIE CHART OMITTED]
    21.7%   Russia
    18.2%   Argentina
    15.3%   Brazil
     7.4%   Mexico
     5.5%   United States
     4.0%   Philippines
     3.6%   Venezuela
     2.8%   Turkey
     2.6%   Ecuador
     2.5%   Qatar
     2.3%   Panama
     2.3%   Bulgaria
     1.9%   South Korea
     1.8%   Ukraine
     1.7%   Peru
     1.1%   Netherlands
     1.0%   Colombia
     0.9%   Trinidad & Tobago
     0.9%   Luxembourg
     0.9%   Dominican Republic
     0.8%   Egypt
     0.8%   Morocco


All data as of August 31, 2001. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time.


_______________________________________________________________________________
8 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND


INVESTMENT RESULTS


AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2001

Class A Shares
                      Without Sales Charge          With Sales Charge
-------------------------------------------------------------------------------
            1 Year            1.55%                      -2.72%
           5 Years            7.97%                       7.04%
   Since Inception*           9.10%                       8.48%
         SEC Yield**         11.37%

Class B Shares
                      Without Sales Charge          With Sales Charge
-------------------------------------------------------------------------------
            1 Year            0.63%                      -2.08%
           5 Years            7.13%                       7.13%
   Since Inception*(a)        8.23%                       8.23%
         SEC Yield**         10.98%

Class C Shares
                      Without Sales Charge          With Sales Charge
-------------------------------------------------------------------------------
            1 Year            0.63%                      -0.27%
           5 Years            7.17%                       7.17%
   Since Inception*           8.26%                       8.26%
         SEC Yield**         10.97%


SEC AVERAGE ANNUAL TOTAL RETURNS (WITHSALESCHARGES)
AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2001)

                        Class A         Class B        Class C
-------------------------------------------------------------------------------
            1 Year       -6.10%         -5.54%         -3.79%
           5 Years        4.36%          4.44%          4.47%
   Since Inception*       7.50%          7.47%(a)       7.28%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Fund invests a significant amount of its assets in foreign securities which may magnify fluctuations and can invest a significant portion of its assets in the securities of a single issuer, which may present greater risk than a more diversified portfolio. Price fluctuation may be caused by changes in interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 2/25/94 for all share classes.
**   SEC yields are based on SEC guidelines and are calculated on 30 days ended
August 31, 2001.
(a)  Assumes conversion of Class B shares into Class A shares after six years.


_______________________________________________________________________________
                                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 9


PORTFOLIO OF INVESTMENTS
August 31, 2001


                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-97.6%

Sovereign Debt Securities-85.2%
Argentina-20.5%
Republic of Argentina
  7.00%, 12/19/08(a)                            $27,604    $  18,080,737
  11.75%, 4/07/09                                 7,120        4,717,000
  12.00%, 6/19/31                                18,230       10,664,749
  12.25%, 6/19/18                                 9,858        5,766,742
                                                             ------------
                                                              39,229,228

Brazil-12.4%
Federal Republic of Brazil
  11.00%, 8/17/40(b)                             33,100       23,749,250

Colombia-1.1%
Republic of Colombia
  8.375%, 2/15/27                                 1,350        1,005,750
  11.75%, 2/25/20                                 1,130        1,118,700
                                                             ------------
                                                               2,124,450

Ecuador-3.0%
Republic of Ecuador
  5.00%, 8/15/30(a)                               9,000        3,780,000
  5.00%, 8/15/30(a)(c)                            4,800        2,016,000
                                                             ------------
                                                               5,796,000

Egypt-0.9%
Arab Republic of Egypt
  8.75%, 7/11/11(c)                               1,750        1,763,125

Mexico-4.4%
United Mexican States
  11.375%, 9/15/16                                7,000        8,470,000

Panama-2.7%
Republic of Panama
  9.375%, 4/01/29                                 2,400        2,508,000
  10.75%, 5/15/20                                 2,400        2,586,000
                                                             ------------
                                                               5,094,000

Philippines-4.6%
Republic of the Philippines
  9.875%, 1/15/19                                 5,500        4,709,650
  10.625%, 3/16/25                                4,625        4,099,138
                                                             ------------
                                                               8,808,788


_______________________________________________________________________________
10 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND


                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
Qatar-2.9%
State of Qatar
  9.75%, 6/15/30(c)                             $ 1,400    $   1,631,000
  9.75%, 6/15/30                                  3,350        3,902,750
                                                             ------------
                                                               5,533,750

Russia-24.9%
Russian Federation
  5.00%, 3/31/30(a)(b)(c)                        76,200       36,337,875
Russian Ministry of Finance
  3.00%, 5/14/03                                  6,950        5,890,125
  3.00%, 5/14/06                                  6,750        4,134,375
  3.00%, 5/14/08                                  2,400        1,179,120
                                                             ------------
                                                              47,541,495

Trinidad & Tobago-1.0%
Republic of Trinidad & Tobago
  9.75%, 7/01/20(c)                               1,800        1,984,500

Turkey-3.3%
Republic of Turkey
  11.75%, 6/15/10                                   370          322,594
  11.875%, 1/15/30                                7,155        5,918,079
                                                             ------------
                                                               6,240,673

Ukraine-2.1%
Government of Ukraine
  11.00%, 3/15/07                                 4,850        4,023,075

Venezuela-1.4%
Republic of Venezuela
  9.25%, 9/15/27                                  3,765        2,593,332

Total Sovereign Debt Securities
  (cost $161,769,487)                                        162,951,666

Collateralized Brady Bonds-11.5%
Argentina-0.3%
Republic of Argentina
  Series FRB
  5.563%, 3/31/05                                   800          610,000


_______________________________________________________________________________
                                    ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 11


                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
Brazil-4.0%
Federal Republic of Brazil
  C-Bonds
  8.00%, 4/15/14                                $ 4,372    $   3,164,096
  Discount FRN
  Series ZL
  5.438%, 4/15/24                                 2,700        1,903,500
  Par-VRN
  Series ZL
  6.00%, 4/15/24(a)                               3,630        2,404,875
                                                             ------------
                                                               7,472,471

Bulgaria-2.6%
Republic of Bulgaria Discount FRN
  Series A
  4.563%, 7/28/24                                 6,300        5,055,750

Peru-1.9%
Republic of Peru FLIRB
  4.00%, 3/07/17(a)                               1,500          986,250
  4.00%, 3/07/17(a)(c)                              700          463,750
Republic of Peru PDI
  4.50%, 3/07/17(a)                               3,050        2,184,715
                                                             ------------
                                                               3,634,715

Venezuela-2.7%
Republic of Venezuela Discount FRN
  Series W-A
  5.125%, 3/31/20(d)                              2,000        1,550,000
  Series W-B
  4.875%, 3/31/20(d)                              4,700        3,642,500
                                                             ------------
                                                               5,192,500

Total Collateralized Brady Bonds
  (cost $21,567,406)                                          21,965,436

Loan Participation-0.9%
Morocco-0.9%
Kingdom of Morocco Loan Participation FRN
  Series A
  5.094%, 1/05/09
  (cost $1,668,475)                               1,872        1,689,443

Total Sovereign Debt Obligations
  (cost $185,005,368)                                        186,606,545

Corporate Debt Obligations-13.6%
Cellco Finance NV
  15.00%, 8/01/05                                 2,700        1,950,750
Group Financier BBVA Bancomer, SA de C.V
  10.50%, 2/16/11(c)                              1,500        1,642,500


_______________________________________________________________________________
12 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND


                                               Shares or
                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
Grupo Iusacell, SA de C.V.
  14.25%, 12/01/06                             $  1,150    $   1,201,750
Hanvit Bank, SA
  12.75%, 3/01/10(a)(c)                           3,900        4,226,625
Innova S de R.L., SA
  12.875%, 4/01/07                                5,000        4,793,750
Netia Holdings B.V.
  Series B
  11.25%, 11/01/07(e)                             4,500          562,500
Nextel International, Inc.
  12.75%, 8/01/10                                 1,700          425,000
Pemex Project Funding Master Trust
  8.50%, 2/15/08(c)                               2,500        2,606,250
  9.125%, 10/13/10(c)                             2,000        2,130,000
Petrobras International Finance
  9.75%, 7/06/11(c)                               2,000        2,005,000
PTC International Finance II, SA
  11.25%, 12/01/09                                2,000        1,960,000
Tricom, SA
  11.375%, 9/01/04                                2,100        1,947,750
United Pan-Europe Communications NV
  Series B
  14.50%, 2/01/09(c)(e)                           2,500          587,500

Total Corporate Debt Obligations
  (cost $31,369,906)                                          26,039,375

Common Stocks-0.2%
Guangdong Investment, Ltd.                      395,861           32,989
Hong Kong Property Co., Ltd.                     34,291           51,436
Newco Bancorp                                    34,291           68,582
Waterco, Ltd.                                    13,030          205,222

Total Common Stocks
  (cost $43,648)                                                 358,229

Rights &Warrants-0.1%
Asia Pulp &Paper
  Warrants, expiring 3/15/05(f)                     750               -0-
Republic of Venezuela
  Warrants, expiring 4/15/20(f)                  47,835               -0-
United Mexican States
  Value Recovery Rights,
  expiring 6/30/03                           14,908,000          178,896

Total Rights & Warrants
  (cost $0)                                                      178,896


_______________________________________________________________________________
                                    ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 13


                                            Contracts(g) or
                                               Principal
                                                Amount
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------
Put Options Purchased-0.0%
Venezuela-0.0%
Republic of Venezuela
  9.25%, 9/15/27,
expiring Sept. 01 @ $69.45
  (cost $61,060)                                  4,300    $      34,400

SHORT TERM INVESTMENT-3.2%
Time Deposit-3.2%
Bank of New York
  3.25%, 9/04/01
  (cost $6,100,000)                             $ 6,100        6,100,000

Total Investments-114.7%
  (cost $222,579,982)                                        219,317,445
Other assets less liabilities-(14.7)%                        (28,193,616)

Net Assets-100%                                            $ 191,123,829


(a) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2001.

(b) Securities, or a portion thereof, with an aggregate market value of $49,295,109 have been segregated to collateralize reverse repurchase agreements.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2001, these securities amounted to $57,394,125 or 30.0% of net assets.

(d)  Security trades with oil warrants expiring March 31, 2020.

(e) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)  Non-income producing security.

(g)  One contract relates to 1,000 shares unless otherwise indicated.

     Glossary of Terms:
     FLIRB - Front Loaded Interest Reduction Bond.
     FRN   - Floating Rate Note.
     PDI   - Past Due Interest.
     VRN   - Variable Rate Note.

     See notes to financial statements.


_______________________________________________________________________________
14 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND


STATEMENT OF ASSETS & LIABILITIES
August 31, 2001


Assets
Investments in securities, at value (cost $222,579,982)          $ 219,317,445
Cash                                                                    69,459
Receivable for investment securities sold                           14,693,938
Interest receivable                                                  5,889,016
Due from broker                                                      3,694,258
Receivable for capital stock sold                                      809,060
Total assets                                                       244,473,176

Liabilities
Reverse repurchase agreements                                       48,634,791
Payable for investment securities purchased                          2,764,375
Payable for capital stock redeemed                                     812,202
Dividend payable                                                       692,353
Distribution fee payable                                               119,458
Advisory fee payable                                                   118,327
Administrative fee payable                                              20,649
Accrued expenses                                                       187,192
Total liabilities                                                   53,349,347
Net Assets                                                       $ 191,123,829

Composition of Net Assets
Capital stock, at par                                            $      29,747
Additional paid-in capital                                         247,589,081
Undistributed net investment income                                    726,277
Accumulated net realized loss on investment transactions           (53,958,739)
Net unrealized depreciation of investments                          (3,262,537)
                                                                 $ 191,123,829


Calculation of Maximum Offering Price

Class A Shares
Net asset value and redemption price per share
  ($66,750,357/10,478,857 shares of
  capital stock issued and outstanding)                                  $6.37
Sales charge--4.25% of public offering price                               .28
Maximum offering price                                                   $6.65

Class B Shares
Net asset value and offering price per share
  ($83,706,285/12,974,521 shares of
  capital stock issued and outstanding)                                  $6.45

Class C Shares
Net asset value and offering price per share
  ($40,667,187/6,294,177 shares of
  capital stock issued and outstanding)                                  $6.46


See notes to financial statements.


_______________________________________________________________________________
                                    ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 15


STATEMENT OF OPERATIONS
Year Ended August 31, 2001


Investment Income
Interest                                                         $  29,684,019

Expenses
Advisory fee                                     $   1,506,221
Distribution fee--Class A                              195,591
Distribution fee--Class B                              931,773
Distribution fee--Class C                              424,553
Transfer agency                                        277,178
Custodian                                              165,826
Administrative                                         138,737
Audit and legal                                        103,171
Printing                                                67,887
Registration                                            53,667
Directors' fees                                         21,916
Miscellaneous                                           15,493
Total expenses before interest                       3,902,013
Interest expense                                     1,439,469
Total expenses                                                       5,341,482
Net investment income                                               24,342,537

Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investment transactions                           697,164
Net realized gain on option transactions                                37,500
Net realized gain on foreign currency transactions                         183
Net change in unrealized appreciation/depreciation
  of investments                                                   (24,163,098)
Net loss on investment transactions                                (23,428,251)

Net Increase in Net Assets from Operations                       $     914,286


See notes to financial statements.


_______________________________________________________________________________
16 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND


STATEMENT OF CHANGES
IN NET ASSETS


                                                  Year Ended      Year Ended
                                                   August 31,      August 31,
                                                     2001            2000
                                                 -------------   -------------
Increase (Decrease) In Net Assets
From Operations
Net investment income                            $  24,342,537   $  23,737,995
Net realized gain on investment, option
and foreign currency transactions                      734,847       8,296,156
  Net change in unrealized appreciation/
  depreciation of investments                      (24,163,098)     38,430,864
Net increase in net assets
from operations                                        914,286      70,465,015

Dividends and Distributions to
  Shareholders from:
Net investment income
  Class A                                           (7,671,174)     (6,570,497)
  Class B                                           (9,948,500)    (11,680,843)
  Class C                                           (4,550,400)     (4,683,956)
Tax return of capital
  Class A                                                   -0-       (272,912)
  Class B                                                   -0-       (485,175)
  Class C                                                   -0-       (194,552)

Capital Stock Transactions
Net decrease                                       (10,730,438)    (23,033,550)
Total increase (decrease)                          (31,986,226)     23,543,530

Net Assets
Beginning of period                                223,110,055     199,566,525
End of period (including undistributed
  net investment income of $726,277 at
  August 31, 2001)                               $ 191,123,829   $ 223,110,055


See notes to financial statements.


_______________________________________________________________________________
                                    ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 17


STATEMENT OF CASH FLOWS
Year Ended August 31, 2001


Increase (Decrease) in Cash from:
Operating Activities:
Interest received                                                $  25,418,967
Interest expense paid                                               (1,316,503)
Operating expenses paid                                             (3,919,086)
Net increase in cash from operating
  activities                                                     $  20,183,378

Investing Activities:
Proceeds from disposition of long-term
  portfolio investments                                            324,260,779
Purchase of long-term portfolio
investments                                                       (345,771,963)
Purchase of short-term portfolio
investments, net                                                   (12,944,879)
Net decrease in cash from investing
  activities                                                       (34,456,063)

Financing Activities*:
Increase in reverse repurchase
  agreements                                                        40,498,680
Redemption of capital stock, net                                   (13,747,460)
Cash dividends paid                                                (12,409,076)
Net increase in cash from financing
  activities                                                        14,342,144
Net increase in cash                                                    69,459
Cash at beginning of period                                                 -0-
Cash at end of period                                            $      69,459

_______________________________________________________________________________

Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from
Operating Activities:
Net increase in net assets resulting from
  operations                                                     $     914,286
Adjustments:
Decrease in interest receivable                  $     597,831
Net realized gain on investment, option
  and foreign currency transactions                   (734,847)
Net change in unrealized appreciation/
depreciation of investments                         24,163,098
Accretion of bond discount                          (4,862,883)
Increase in interest payable                           122,966
Decrease in accrued expenses                           (17,073)
Total adjustments                                                   19,269,092
Net increase in cash from operating
  activities                                                     $  20,183,378


* Non-cash financing activities not included herein consist of reinvestment of dividends.

     See notes to financial statements.


_______________________________________________________________________________
18 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND


NOTES TO FINANCIAL STATEMENTS
August 31, 2001


NOTE A
Significant Accounting Policies
Alliance Global Dollar Government Fund, Inc. (the "Fund") was incorporated in the state of Maryland on December 2, 1993, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.


_______________________________________________________________________________
                                    ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 19


2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

4. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions, resulted in a net increase in undistributed net investment income and a corresponding increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

6. Change in Accounting Principle
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Fund to amortize premiums and discounts on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, because the Fund determines its required distributions under Federal income tax laws.


_______________________________________________________________________________
20 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND


NOTE B
Advisory and Administrative Fees
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of .75 of 1% of the average adjusted daily net assets of the Fund. Such fee will be accrued daily and paid monthly.

The Fund compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $172,040 for the year ended August 31, 2001.

For the year ended August 31, 2001, the Fund's expenses were reduced by $6,095 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $18,602 from the sale of Class A shares and $629, $167,662 and $15,206 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2001.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $4,866,369 and $1,739,500 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments and U.S. government se-


_______________________________________________________________________________
                                    ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 21


curities) aggregated $340,292,963 and $319,840,591, respectively, for the year ended August 31, 2001. There were no purchases or sales of U.S. government or government agency obligations for the year ended August 31, 2001.

At August 31, 2001, the cost of investments for federal income tax purposes was $224,772,937. Accordingly, gross unrealized appreciation of investments was $12,789,051 and gross unrealized depreciation was $18,244,543 resulting in net unrealized depreciation of $5,455,492.

At August 31, 2001 the Fund had a net capital loss carryforward of $51,765,784 of which $16,783,909 expires in the year 2007, $29,154,909 expires in the year 2008, and $5,826,966 expires in the year 2009.

1. Options Transactions
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.


_______________________________________________________________________________
22 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND


Transactions in options written for the year ended August 31, 2001 were as follows:


                                                     Number           Premiums
                                                  of Contracts        Received
                                                  ------------       ----------
Options outstanding at beginning of year                    -0-      $      -0-
Options written                                      1,500,000          60,000
Options terminated in closing purchase
  transactions                                      (1,500,000)        (60,000)
Options outstanding at August 31, 2001                      -0-      $      -0-


2. Swap Agreements
The Fund enters into swaps to hedge its exposure to interest rates and credit risks. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period.

Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation of investments and swap contracts.

At August 31, 2001, the Fund had one credit default swap outstanding with Merrill Lynch (the "Counterparty") which provides, upon the occurance of a credit event as defined in the swap agreement, for Merrill Lynch to purchase from the Fund at par and take delivery of $2,000,000 principal amount (the "Notional Amount") of United Mexican States, 9.875%, due 1/15/07. During the term of the swap agreement, the Fund will make semiannual fixed interest payments to the Counterparty calculated at a rate of 2.25% applied to the Notional Amount. The scheduled termination date of the swap is August 21, 2006.


_______________________________________________________________________________
                                    ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 23


NOTE E
Capital Stock
There are 9,000,000,000 shares of $.001 par value capital stock authorized, dividend into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended    Year Ended      Year Ended      Year Ended
                      August 31,    August 31,      August 31,      August 31,
                        2001          2000            2001            2000
                    -------------  -----------    -------------   -------------
Class A
Shares sold            4,435,790     6,840,728    $ 28,999,610    $ 43,479,831
Shares issued in
  reinvestment of
  dividends and
  distributions          598,882       463,551       3,924,173       3,012,424
Shares converted
  from Class B           666,061       672,932       4,371,030       4,494,225
Shares redeemed       (4,584,723)   (7,491,735)    (29,917,729)    (47,141,535)
Net increase           1,116,010       485,476    $  7,377,084    $  3,844,945

Class B
Shares sold            2,036,353     2,509,634    $ 13,661,870    $ 15,954,945
Shares issued in
  reinvestment of
  dividends and
  distributions          536,349       530,649       3,560,170       3,798,462
Shares converted
  to Class A            (657,775)     (666,341)     (4,371,030)     (4,494,225)
Shares redeemed       (4,083,555)   (6,408,401)    (27,253,331)    (42,344,468)
Net decrease          (2,168,628)   (4,034,459)   $(14,402,321)   $(27,085,286)

Class C
Shares sold            1,353,900     1,992,495    $  9,023,845    $ 13,105,254
Shares issued in
  reinvestment of
  dividends and
  distributions          338,549       342,686       2,252,089       2,250,298
Shares redeemed       (2,247,215)   (2,279,978)    (14,981,135)    (15,148,761)
Net increase
  (decrease)            (554,766)       55,203    $ (3,705,201)   $    206,791


NOTE F
Reverse Repurchase Agreements
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least


_______________________________________________________________________________
24 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND


equal to the repurchase price. The account labelled "Due from broker" on the statement of assets & liabilities represents cash collateral held to collateralize reverse repurchase agreements.

As of August 31, 2001, the Fund had entered into the following reverse repurchase agreements:


                                             Interest
  Amount                 Broker                Rate            Maturity
-----------    --------------------------    ---------    ------------------
$15,365,012    Morgan Stanley Dean Witter    3.50%        September 19, 2001
$33,269,779    Merrill Lynch & Co., Inc.     3.55%        September 21, 2001


For the year ended August 31, 2001, the average amount of reverse repurchase agreements outstanding was approximately $35,641,940, and the daily weighted average interest rate was 4.40%.

NOTE G
Concentration of Risk
Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

NOTE H
Bank Borrowing
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2001.


_______________________________________________________________________________
                                    ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 25


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                                                        Class A
                                            ---------------------------------------------------------------
                                                                Year Ended August 31,
                                            ---------------------------------------------------------------
                                                2001         2000         1999         1998         1997
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $ 7.06       $ 5.69       $ 5.05       $10.64       $10.01

Income From Investment Operations
Net investment income(a)                         .85          .75          .71          .73          .88
Net realized and unrealized gain
  (loss) on investment transactions             (.76)        1.40          .74        (4.03)        1.85
Net increase (decrease) in net asset
  value from operations                          .09         2.15         1.45        (3.30)        2.73

Less: Dividends and Distributions
Dividends from net investment income            (.78)        (.75)        (.74)        (.73)        (.95)
Tax return of capital                             -0-        (.03)        (.03)        (.15)          -0-
Distributions in excess of net
  investment income                               -0-          -0-        (.04)        (.04)          -0-
Distributions from net realized gain
  on investments                                  -0-          -0-          -0-       (1.37)       (1.15)
Total dividends and distributions               (.78)        (.78)        (.81)       (2.29)       (2.10)
Net asset value, end of period                $ 6.37       $ 7.06       $ 5.69       $ 5.05       $10.64

Total Return
Total investment return based on net
  asset value(b)                                1.55%       39.76%       29.40%      (38.56)%      30.04%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $66,750      $66,075      $50,540      $32,365      $37,416
Ratio of expenses to average net assets         2.20%        1.76%        1.59%        1.48%        1.55%
Ratio of expenses to average net assets,
  excluding interest expense                    1.47%        1.51%        1.59%        1.48%        1.55%
Ratio of net investment income to average
  net assets                                   12.78%       11.59%       12.34%        8.51%        8.49%
Portfolio turnover rate                          150%         173%         179%         188%         314%


See footnote summary on page 28.


_______________________________________________________________________________
26 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND


Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                                                        Class B
                                            ---------------------------------------------------------------
                                                                Year Ended August 31,
                                            ---------------------------------------------------------------
                                                2001         2000         1999         1998         1997
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $ 7.14       $ 5.74       $ 5.05       $10.64       $10.01

Income From Investment Operations
Net investment income(a)                         .79          .71          .67          .67          .81
Net realized and unrealized gain
  (loss) on investment transactions             (.76)        1.40          .76        (4.05)        1.84
Net increase (decrease) in net asset
  value from operations                          .03         2.11         1.43        (3.38)        2.65

Less: Dividends and Distributions
Dividends from net investment income            (.72)        (.68)        (.68)        (.67)        (.87)
Tax return of capital                             -0-        (.03)        (.03)        (.14)          -0-
Distributions in excess of net
  investment income                               -0-          -0-        (.03)        (.04)          -0-
Distributions from net realized gain
  on investments                                  -0-          -0-          -0-       (1.36)       (1.15)
Total dividends and distributions               (.72)        (.71)        (.74)       (2.21)       (2.02)
Net asset value, end of period                $ 6.45       $ 7.14       $ 5.74       $ 5.05       $10.64

Total Return
Total investment return based on net
  asset value(b)                                 .63%       38.41%       28.85%      (39.11)%      29.14%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $83,706     $108,075     $110,003      $79,660      $93,377
Ratio of expenses to average net assets         2.88%        2.45%        2.31%        2.22%        2.26%
Ratio of expenses to average net assets,
  excluding interest expense                    2.17%        2.21%        2.31%        2.22%        2.26%
Ratio of net investment income to average
  net assets                                   11.80%       10.85%       11.59%        7.78%        7.81%
Portfolio turnover rate                          150%         173%         179%         188%         314%


See footnote summary on page 28.


_______________________________________________________________________________
                                    ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 27


Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                                                        Class C
                                            ---------------------------------------------------------------
                                                                Year Ended August 31,
                                            ---------------------------------------------------------------
                                                2001         2000         1999         1998         1997
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $ 7.15       $ 5.74       $ 5.05       $10.64       $10.01

Income From Investment Operations
Net investment income(a)                         .79          .71          .67          .67          .82
Net realized and unrealized gain
  (loss) on investment transactions             (.76)        1.41          .76        (4.05)        1.84
Net increase (decrease) in net asset
  value from operations                          .03         2.12         1.43        (3.38)        2.66

Less: Dividends and Distributions
Dividends from net investment income            (.72)        (.68)        (.68)        (.67)        (.88)
Tax return of capital                             -0-        (.03)        (.03)        (.14)          -0-
Distributions in excess of net
  investment income                               -0-          -0-        (.03)        (.04)          -0-
Distributions from net realized gain
  on investments                                  -0-          -0-          -0-       (1.36)       (1.15)
Total dividends and distributions               (.72)        (.71)        (.74)       (2.21)       (2.03)
Net asset value, end of period                $ 6.46       $ 7.15       $ 5.74       $ 5.05       $10.64

Total Return
Total investment return based on net
  asset value(b)                                 .63%       38.58%       28.85%      (39.09)%      29.17%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $40,667      $48,960      $39,024      $23,711      $25,130
Ratio of expenses to average net assets         2.87%        2.45%        2.30%        2.19%        2.25%
Ratio of expenses to average net assets,
  excluding interest expense                    2.16%        2.20%        2.30%        2.19%        2.25%
Ratio of net investment income to average
  net assets                                   11.81%       10.78%       11.56%        7.75%        7.82%
Portfolio turnover rate                          150%         173%         179%         188%         314%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.


_______________________________________________________________________________
28 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS


To the Shareholders and Board of Directors Alliance Global Dollar Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Global Dollar Government Fund, Inc. (the "Fund"), including the portfolio of investments, as of August 31, 2001, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Dollar Government Fund, Inc. at August 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York
October 11, 2001


_______________________________________________________________________________
                                    ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 29


GLOSSARY OF INVESTMENT TERMS


benchmark
A standard by which a fund's performance is measured. Benchmarks usually consist of an unmanaged index, such as the Standard & Poor's 500 Stock Index.

bond
Bonds are promissory notes or IOUs issued by a governments or business corporations in return for loans. They are most often issued in multiples of $1,000 or $5,000, but $100 and $500 bonds are available. A bond is evidence of a debt on which the issuer typically promises to pay the bondholder (also called a lender or creditor) a fixed rate of interest at intervals over a specified length of time (usually ten years or more), and to repay the original loan upon expiration (the maturity date). Because a bond represents the debt of the issuer, a bondholder is not considered an owner of the issuer, as a stockholder is.

credit rating
A bond rating that measures of the quality and safety of a bond, based on the issuer's financial condition. In particular, an evaluation from a rating service indicating the probability that a debt issuer will be able to meet scheduled interest and principal repayments. Ratings typically range from AAA, which is the highest rating, to D, which is the lowest rating.

Federal Reserve Board
The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

government bond
A bond that is issued by the U.S. government.

investment-grade bond
A bond that is considered safe, having a relatively high bond rating.

Treasuries
Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

U.S. government agency securities
Securities issued by U.S. government-related agencies, such as Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association that are exempt from state and local taxes. also called agency securities.

yield
The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


_______________________________________________________________________________
30 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND


ALLIANCE CAPITAL
The Investment Professional's Choice


Alliance Capital is a leading global investment management firm with approximately $465 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 36 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 642 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.


All information on Alliance Capital is as of 6/30/01.


_______________________________________________________________________________
                                    ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 31


ALLIANCE CAPITAL AT YOUR SERVICE


At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o    Low Minimum Investments
You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o    Automatic Reinvestment
You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o    Automatic Investment Program
Build your investment account by having money automatically transferred from your bank account on a regular basis.

o    Dividend Direction Plans
You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o    Auto Exchange
You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o    Systematic Withdrawals
Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o    E-Statements
Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o    A Choice of Purchase Plans
Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o    Telephone Transaction
Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o    Alliance Answer: 24-Hour Information
For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o    The Alliance Advance
A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.


* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


_______________________________________________________________________________
32 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND


BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Principal Underwriter
Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520

Independent Auditors
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


_______________________________________________________________________________
                                    ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 33


ALLIANCE CAPITAL FAMILY OF FUNDS


Domestic Equity Funds
Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds
Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds
Balanced Shares
Conservative Investors Fund
Growth Investors Fund


Fixed Income Funds
Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds
All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACMGovernment Opportunity Fund
The Korean Investment Fund
ACMManaged Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


_______________________________________________________________________________
34 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND


NOTES






_______________________________________________________________________________
                                    ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND o 35


NOTES






_______________________________________________________________________________
36 o ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND


Alliance Global Dollar Government Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672





R These registered service marks used under license from the owner, Alliance Capital
Management L.P.

GDGAR801